Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              5.5937%



        Excess Protection Level
          3 Month Average   5.41%
          October, 1996   5.23%
          September, 1996   5.32%
          August, 1996   5.69%


        Cash Yield                                  16.74%


        Investor Charge Offs                         3.73%


        Base Rate                                    7.78%


        Over 35 Day Delinquency                      4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $2,967,710,449.84